SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to
             Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-12

                              GeoResources, Inc.
    ------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                     NONE
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ]  Fee paid previously by written materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

The Securities and Exchange Commission should contact:

                            David A. Thayer, Esq.
                            Jones & Keller, P.C.
                            1625 Broadway, Suite 1600
                            Denver, Colorado  80202
                            303-573-1600 (telephone)
                            303-573-0769 (facsimile)

with respect to comments.



                                       May 1, 2003




TO OUR SHAREHOLDERS:

  You are cordially invited to attend our Annual Meeting of Shareholders to be held on Tuesday, June 10, 2003, at 2:00 P.M. Central Daylight Savings Time, at the El Rancho Motor Hotel, 1623 2nd Ave. W., Williston, North Dakota. The other directors and officers join me in extending this invitation.

  The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the formal issues, a brief report of our operations will also be presented.

  It is very important that your shares are represented at the meeting. If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

  The form of proxy is enclosed. To assure that your shares will be voted at the meeting, please complete and sign the enclosed postage paid proxy and return it promptly. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                       Sincerely,

                                       GEORESOURCES, INC.

                                       /s/ J.P. Vickers

                                       J.P. VICKERS
                                       President



                              GeoResources, Inc.
                      1407 W. Dakota Parkway, Suite 1-B
                             Williston, ND  58801


                ---------------------------------------------
                NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                         To be held on June 10, 2003
                ---------------------------------------------


TO OUR SHAREHOLDERS:

  The 2003 Annual Meeting (the "Meeting") of Shareholders of GeoResources, Inc. will be held at the El Rancho Motor Hotel, 1623 2nd Ave. W.,
Williston, North Dakota, on Tuesday, June 10, 2003 at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

  1.  To elect directors for the ensuing year;

  2. To consider and act upon a proposal to amend our Articles of Incorporation to delete an article which requires our stock ledger to be held by a specified person in Denver, Colorado;

  3. To consider and act upon a proposal to amend our Articles of Incorporation to adopt a new article which limits the liability of our directors under certain circumstances;

  4. To consider and act upon a proposal to amend our Articles of Incorporation to adopt a new article to require indemnification of our directors to the fullest extent allowed by law;

  5. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

  Only shareholders of record at the close of business on April 22, 2003 are entitled to notice of and to vote at the meeting.

  Shareholders are requested to sign and date the enclosed proxy and return it to our offices. The proxy requires no postage if mailed in the United States.

  By Order of the Board of Directors.


  /s/ Cathy Kruse

  CATHY KRUSE
  Corporate Secretary


  May 1, 2003



                              GeoResources, Inc.

                                PROXY STATEMENT
                   -----------------------------------------

                INFORMATION CONCERNING SOLICITATION AND VOTING


  The accompanying proxy is solicited by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 2 p.m. on Tuesday, June 10, 2003, at the El Rancho Motor Hotel, 1623 2nd Ave. W., Williston, North Dakota, and for the following purposes:

  1.  To elect directors for the ensuing year;

  2. To consider and act upon a proposal to amend our Articles of Incorporation to delete an article which requires our stock ledger to be held by a specified person in Denver, Colorado;

  3. To consider and act upon a proposal to amend our Articles of Incorporation to adopt a new article which limits the liability of our directors under certain circumstances;

  4. To consider and act upon a proposal to amend our Articles of Incorporation to adopt a new article to require indemnification of our directors to the fullest extent allowed by law;

  5. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

  The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

  Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of revocation to our Secretary or by attending the meeting and voting in person. At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy or by signing, dating, and returning to us a new proxy. We will honor the proxy with the latest date. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted as instructed. Proxies which are signed but which lack any voting instructions will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the meeting.

  If your shares are held in "street name" by your broker, a bank, or other nominee, you will probably receive this proxy statement from them with instructions for voting your shares. Please respond quickly so that they may represent you.

  If your shares are held in the name of a broker, bank or other nominee, and you do not tell that person how to vote your shares (so-called "broker non-votes"), that person can vote them as it sees fit only on matters that self regulatory organizations determine to be routine. Broker non-votes will be counted as present to determine if a quorum exists, but will not be counted as present and entitled to vote on any non-routine proposal.

  The mailing address of our principal executive office is P. O. Box 1505, Williston, North Dakota 58802-1505. This Proxy Statement and the accompanying proxy card were mailed to our shareholders on or about May 1, 2003.

  Our Board of Directors fixed April 22, 2003, as the record date for the determination of shareholders entitled to vote at the meeting. Persons who were not shareholders on that date will not be allowed to vote at the meeting.

  At the close of business on April 22, 2003, there were issued and outstanding 3,763,227 shares of our Common Stock, par value $0.01 per share, our only class of voting securities. A majority of the shares of Common Stock outstanding must be represented at the meeting in person or by proxy to constitute a quorum for the four proposals and for the transaction of any other business that is properly brought before the meeting. On matters other than the election of directors, holders of the Common Stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of Common Stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of other directors to be elected) for any one nominee or to distribute his votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.

  In the election of directors, the five nominees with the highest number of votes cast in their favor will be elected as directors to our Board of Directors. With respect to the three proposals to amend our Articles of Incorporation, each proposal will be approved if it receives the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote thereon.


                              PROPOSAL NUMBER 1

                            ELECTION OF DIRECTORS

     Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than ten. Our Bylaws allow the Board to set the number of directors subject to our Articles of Incorporation's parameters, and as over the past several years, the Board has set the number of directors for the ensuing year at five. In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of the nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

  If, prior to the meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

  The following table provides certain information with respect to our nominees for directors.

------------------------------------------------------------------------------
                              Current Position(s)
                              With the Company and
                              Business Experience                   Director
Name of Nominee      Age      During Past Five Years                 Since
------------------------------------------------------------------------------
H. Dennis Hoffelt    62       Director; President and                  1967;
                              Chief Operations Officer                except
                              of Triangle Electric, Inc.,           for 1986
                              Williston, North Dakota,
                              an electrical contracting
                              firm from 1975 to 1997.

Jeffrey P. Vickers   50       President and Director                    1982
                              since January 1983 and
                              June 1982, respectively.

Cathy Kruse          48       Secretary since October 1981;             1996
                              Treasurer, October 1981 to
                              May 1985 and June 1990 to June 2000.
                              Director since June 1996.
                              Office Manager since May 1981.

Paul A. Krile        75       Director; President and                   1997
                              owner of Ranco Fertiservice,
                              a manufacturer of dry fertilizer
                              handling equipment, for over
                              five years.

Duane Ashley         55       Director; Senior Salesman                 1999
                              for GRACO Fishing and Rental Tool, Inc.,
                              or Weatherford Enterra, Inc.
                              for over five years.
------------------------------------------------------------------------------

  Cathy Kruse is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees.
There are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which any person was or is to be elected as a director or nominee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


BOARD OF DIRECTORS

  During the fiscal year ended December 31, 2002, our Board of Directors held two meetings. All directors attended 100% of the meetings, except Mr. Krile who missed one meeting. The Board of Directors has a standing Audit Committee composed of Messrs. Ashley, Hoffelt and Krile. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and the investment community in respect of corporate accounting, our reporting practices, and the quality and integrity of the financial reports of the Company. The Audit Committee held one meeting during the fiscal year ended December 31, 2002. The Board does not have standing nominating or compensation committees.

  Information as to ownership of our securities by the nominees for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."


                              EXECUTIVE OFFICERS

  The Company's executive officers as of April 22, 2003, were as follows:
------------------------------------------------------------------------------
                       POSITION(S) WITH         PERIOD OF SERVICE AS
NAME AND AGE           THE COMPANY              A DIRECTOR OR OFFICER
------------------------------------------------------------------------------
Jeffrey P. Vickers     President and            Since 1982
  Age:  50             Director

Jeffrey B. Jennings    Vice President           Since June 2000
  Age:  46             of Land and Finance

Cathy Kruse            Secretary                Since October 1981 (officer);
  Age:  48             and Director             and since June 1996 (director)

Connie R. Hval         Treasurer                Since June 2000
  Age:  42

H. Dennis Hoffelt      Director                 From 1967 through June
  Age:  62             Member of                1986; and since June 1987
                       Audit Committee

Paul A. Krile          Director                 Since June 1997
  Age:  75             Member of
                       Audit Committee

Duane Ashley           Director                 Since June 1999
  Age:  54             Member of
                       Audit Committee
------------------------------------------------------------------------------
  All of the directors' terms expire at the next annual meeting of shareholders or when their successors have been elected and qualified. Our executive officers serve at the discretion of the Board of Directors. The Board of Directors has an audit committee consisting of Duane Ashley, H. Dennis Hoffelt and Paul A. Krile.

  Jeffrey P. Vickers received a Bachelor of Science degree in Geological Engineering with a Petroleum Engineering option from the University of North Dakota in 1978. Prior to obtaining his degree, Mr. Vickers served two years overseas with the U.S. Army. In 1979, Mr. Vickers joined Amerada Hess Corporation as an Associate Petroleum Engineer in the Williston Basin. In 1981, Mr. Vickers was employed by us as our Drilling and Production Manager where he was responsible for providing technical assistance and supervision of drilling and production operations and generated development drilling programs. He became our President on January 1, 1983. In June 1982, Mr. Vickers became a director.

  Jeffrey B. Jennings is Vice President of Land and Finance. Mr. Jennings received a Bachelor of Science in Geological Engineering in 1980 and a Master of Science in Mineral Economics in 1992, from the Colorado School of Mines. He was a consultant for us for two years prior to his employment with us in January 1996.

  Cathy Kruse is our Secretary and business office manager. Ms. Kruse graduated from the Atlanta College of Business in 1977 and was employed as a Legal Assistant for four years prior to her employment with us in May 1981. In June 1996, Ms. Kruse became a director.

  Connie R. Hval is our Treasurer and comptroller. Ms. Hval graduated from the University of North Dakota - Williston in December 1980 and became employed with us in January 1981.

  H. Dennis Hoffelt has been President of Triangle Electric Inc., Williston, North Dakota, an electrical contracting firm, for over the past five years. He served as one of our directors from 1967 through June of 1986 and was elected as a director again in 1987.

  Paul A. Krile has been one of our directors since June 1997. He has been the President and owner of Ranco Fertiservice, a manufacturer of dry fertilizer handling equipment, headquartered in Sioux Rapids, Iowa for more than the last five years.

  Duane Ashley has been one of our directors since June 1999. He has been a Senior Salesman for GRACO Fishing and Rental Tool, Inc. and Weatherford Enterra Inc. for the past five years.

  Cathy Kruse is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees.
There are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which any person was or is to be elected as a director or nominee.

  Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us or advice that no filings were required during fiscal year 2002, all executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.


                 COMPENSATION AND OTHER MATERIAL TRANSACTIONS

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table presents the aggregate compensation which was earned by our Chief Executive Officer for each of the past three years. We do not have an employment contract with any of our executive officers. None of our employees earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

------------------------------------------------------------------------------
               Annual Compensation              Long Term Compensation
          ----------------------------- --------------------------------------
                                                Awards             Payouts
                                        ---------------------- ---------------
                                                                         All
                                Other   Restricted  Securities          Other
Name and                        Annual    Stock     Underlying  LTIP   Compen-
Principal        Salary  Bonus  Compen-  Award(s)    Options   Payouts sation
Position  Year    ($)     ($)   sation     ($)       SARs(#)     ($)     ($)
------------------------------------------------------------------------------
Jeffrey   2002  $90,849   -0-     -0-      N/A         -0-       N/A   $4,542
P.        2001  $90,579   -0-     -0-      N/A         -0-       N/A   $4,529
Vickers,  2000  $84,978   -0-     -0-      N/A         -0-       N/A   $6,091
CEO
------------------------------------------------------------------------------

  In the preceding table, the column titled "All Other Compensation" is comprised entirely of profit sharing amounts and the 401(k) Company matching funds discussed below.

  If we achieve net income in a fiscal year, our Board of Directors may determine to contribute an amount based on our profits to the Employees' Profit Sharing Plan and Trust (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15% of his other compensation depending upon the total contribution to the Profit Sharing Plan. A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. We made total contributions to the Profit Sharing Plan, matching and discretionary, for the years ended December 31, 2002, 2001 and 2000 of $26,019, $24,614, and
$36,474, respectively. As of December 31, 2002, vested amounts in the Profit Sharing Plan for all officers as a group was approximately $387,378.

  Effective July 1, 1997, we executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan. Eligible employees are allowed to defer up to 15% of their compensation and we match up to 5%.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table summarizes for our Chief Executive Officer (i) the total number of shares received upon exercise of stock options during the fiscal year ended December 31, 2002, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at December 31, 2002, and (iv) the value of unexercised in-the-money options, if any, held at December 31, 2002.

  In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option.
The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on December 31, 2002, which was $1.35 per share. With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of our Common Stock on the date of exercise.

------------------------------------------------------------------------------
                                                                Value of
                                               Number of       Unexercised
                                              Unexercised      In-the-Money
                                              Options/SARs     Options/SARs
                  Shares                      at FY-End(#)     at FY-End($)
                Acquired on      Value        Exercisable/     Exercisable
Name            Exercise(#)    Realized($)    Unexercisable    Unexercisable
------------------------------------------------------------------------------
Jeffrey P.
Vickers, CEO        -0-            -0-           71,000/0           0/0
------------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR

  At our 1993 Annual Meeting of Shareholders, a 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the Plan is to enable us to attract persons of training, experience and ability to continue as employees and to furnish additional incentive to them, upon whose initiative and efforts the successful conduct and development of our business largely depends, by encouraging them to become owners of our Common Stock.

  The term of the Plan expired on February 17, 2003. If within the duration of an option, there is a corporate merger consolidation, acquisition of assets or other reorganization and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a stockholder with respect to such shares.

  Our Board of Directors administers the Plan. The exercise price of the Common Stock offered to eligible participants under the Plan by grant of an option to purchase Common Stock may not be less than the fair market value of the Common Stock at the date of grant; provided, however, that the exercise price will not be less than 110% of the fair market value of the Common Stock on the date of grant in the event an optionee owns 10% or more of the Common Stock. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan. Of the 300,000 reserved shares, options are issued for 175,500 shares at an average exercise price of $2.34.

  No grants of stock options were made by the Company during the fiscal year ended December 31, 2002.

DIRECTOR COMPENSATION

  We pay each director who is not also an employee $200 per month and reimburse the directors for travel expenses.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

  We have no employment contracts in place with any of our executive officers. We also have no compensatory plan or arrangement with respect to any executive officer where such plan or arrangement will result in payments to such officer upon or following his resignation, retirement, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of the Company or a change in the executive officers' responsibilities following a change-in-control.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the number of shares of our Common Stock beneficially owned by each of our officers and directors and by all directors and officers as a group, as of March 15, 2003. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the share indicated.

------------------------------------------------------------------------------
Class of         Name and Address         Amount and Nature           Percent
Securities       of Beneficial Owner      of Beneficial Ownership     of Class
------------------------------------------------------------------------------
Common Stock,    Jeffrey P. Vickers,      331,934-Direct and           8.8%
$.01 par value   1814 14th Ave. W.                Indirect(a)
                 Williston, ND  58801

Common Stock,    Paul A. Krile,           253,000-Direct               6.7%
$.01 par value   P. O. Box 329
                 Sioux Rapids, IA  50585

Common Stock,    Cathy Kruse,              13,700-Direct(c)            (b)
$.01 par value   723 W. 14th St.
                 Williston, ND  58801

Common Stock,    H. Dennis Hoffelt,        41,000-Direct and           1.1%
$.01 par value   9421 E. Desert Lake              Indirect(d)
                 Sun Lakes, AZ  85248

Common Stock,    Connie R. Hval,            9,500-Direct(e)            (b)
$.01 par value   7400 3rd Ave. E.
                 Williston, ND  58801

Common Stock,    Jeffrey B. Jennings,      11,500-Direct(f)            (b)
$.01 par value   1410 1st Ave. W.
                 Williston, ND  58801

Common Stock,    Duane Ashley,                  0-Direct and           (b)
$.01 par value   910 15th St. W.                  Indirect
                 Williston, ND  58801

Common Stock,    Officers and             660,634-Direct and          17.6%
$.01 par value   Directors as                     Indirect
                 a Group-
                 (seven persons)
------------------------------------------------------------------------------

-------------------
(a) Includes 139,634 shares owned directly by Mr. Vickers, 2,500 in a self-directed individual retirement account, 72,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 20,000 shares held by him as custodian for his children. Also included are 71,000 shares that may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(b) Less than 1%.

(c) Included are 9,500 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(d) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 29,500 shares.

(e) Included are 9,500 shares which may be purchased by Ms. Hval under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(f) Included are 9,500 shares which may be purchased by Mr. Jennings under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

  The following table sets forth information concerning persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of March 15, 2003.

------------------------------------------------------------------------------
                                          Amount of
Class of         Name and                 Shares and Nature of        Percent
Securities       Address of Person        Beneficial Ownership        of Class
------------------------------------------------------------------------------
Common Stock,    Jeffrey P. Vickers       331,934-Direct and           8.8%
$.01 par value   1814 14th Ave. W.                Indirect(a)
                 Williston, ND  58801

Common Stock,    Paul A. Krile            253,000-Direct               6.7%
$.01 par value   P. O. Box 329
                 Sioux Rapids, IA  50585

Common Stock,    Joseph V. Montalban      344,700-Direct and           9.2%
$.01 par value   P. O. Box 200                    Indirect(b)(c)
                 Cut Bank, MT  59427
------------------------------------------------------------------------------

-------------------
(a) See footnote (a) of the immediately preceding table.

(b) This information was obtained from our transfer agent, Wells Fargo
    Bank Minnesota, N.A., on March 26, 2003, the Depository Trust Company's non-objecting beneficial owners' list dated December 31, 2002, and the Depository Trust Company Monthly Security Position Listing dated February 28, 2003.

(c) Includes 318,700 shares owned by Montalban Oil & Gas Operations (MOGO
    Inc.)


  We are not aware of any arrangements which could, at a subsequent date, result in a change in control of the company.



                 BACKGROUND FOR PROPOSAL NUMBERS 2 THROUGH 4

     We were incorporated in Colorado in October 1958. Over the years, our shareholders have approved various amendments to our Articles of Incorporation, some amendments which have amended earlier amendments. Because our Articles of Incorporation and amendments thereto date back over a period of nearly 45 years, it is difficult to determine the content of our Articles of Incorporation as currently in effect since the whole of the articles are scattered through multiple filings over the years. The Colorado Business Corporation Act ("CBCA"), which is the current law that controls corporations formed in Colorado, allows Colorado corporations to restate their Articles of Incorporation in order to bring the original articles and all amendments thereto into one document. We are restating our Articles of Incorporation for purposes of clarity.

      Under the CBCA, a restatement of articles of incorporation does not require shareholder approval since the action simply combines existing articles into one document. However, the CBCA also allows Colorado corporations to amend their articles of incorporation while restating the articles. The CBCA requires shareholder approval for any amendments to our Articles of Incorporation. Our Board of Directors is recommending to our shareholders three separate amendments which are described in the three proposals which follow. We have attached a copy of our Articles of Incorporation, restated and as proposed to be amended, as Exhibit A to this proxy statement.

                               PROPOSAL NUMBER 2

    APPROVAL TO AMEND OUR ARTICLES OF INCORPORATION TO DELETE ARTICLE VIII REGARDING THE REQUIREMENT THAT OUR STOCK LEDGER BE KEPT IN COLORADO AND IN
                    THE CHARGE OF AN IDENTIFIED INDIVIDUAL

   Our Board of Directors is proposing to delete Article VIII of our current Articles of Incorporation. Existing Article VIII reads as follows:

     "A stock ledger and other books of record of this corporation shall be kept within the State of Colorado in charge of the said Rollin C. Vickers whose office address is 1301 Tabor Street, Denver 15, Colorado."

      This article was contained in our original Articles of Incorporation filed back in October 1958. At that time, as a newly formed corporation, our stock was not a publicly held or traded, we had a limited number of shareholders, and our base of operations was in Denver. Over the past 45 years, the company has significantly changed and evolved. Our common stock is publicly traded and quoted on the Nasdaq SmallCap market and our principal office is located in Williston, North Dakota. We have approximately 2,500 beneficial shareholders and our stock ledger is kept by Wells Fargo Shareowner Services, a professional transfer agent. Thus,
Article VIII of our Articles of Incorporation is outdated and no longer relevant. Furthermore, as statement as to who is to keep the stock ledger and where it is to be kept is not required to be included in a corporation's articles of incorporation under the Colorado Business Corporation Act. As a result, our Board of Directors believes that
Article VIII should be deleted from our Articles of Incorporation.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE DELETION OF EXISTING ARTICLE VIII OF OUR ARTICLES OF INCORPORATION.


                               PROPOSAL NUMBER 3

    APPROVAL TO AMEND OUR ARTICLES OF INCORPORATION TO ADOPT A NEW ARTICLE (ARTICLE XI) WHICH LIMITS THE LIABILITY OF OUR DIRECTORS UNDER CERTAIN
                                 CIRCUMSTANCES

  Our Board of Directors is recommending that the Articles of Incorporation be amended to add the following Article XI:

                                  ARTICLE XI
               Elimination of Personal Liability of a Director

          "To the fullest extent permitted by Colorado law, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director."

     Section 7-108-402 of the Colorado Business Corporation Act permits Colorado corporations to include in their articles of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for certain breaches of the fiduciary duty of directors. This section is intended, among other things, to encourage qualified individuals to serve as directors of Colorado corporations. Proposed Article XI is designed to take advantage of this section of the CBCA.

      In performing their duties, directors of a Colorado corporation owe fiduciary obligations to the corporation they serve and its shareholders. These fiduciary obligations include the duty of care and the duty of loyalty. In simple terms, the duty of care requires that directors exercise the care that an ordinary prudent person would exercise under similar circumstances and the duty of loyalty prohibits faithlessnes and self-dealing. The so-called business judgment rule is a specific application of this directorial standard of conduct to a situation where, after reasonable investigation, disinterested directors adopt a course of action which, in good faith, they honestly and reasonably believe will benefit the corporation.

     The business judgment rule was and is designed to protect directors of a corporation from personal liability to the corporation or its shareholders if their business decisions are subsequently challenged. This rule shields corporate decision makers and their decisions where the five elements of the rule--a business decision, disinterestedness, due care, good faith and no abuse of discretion are present. However, as a practical matter, due to the expense of defending lawsuits and the frequency in which unwarranted litigation is brought against directors and officers of corporations, and due to the inevitable uncertainties with respect to the application of the business judgment rule to a particular set of facts and circumstances, directors of a corporation must either rely upon indemnity from or insurance procured by the corporation to defend such lawsuits. Therefore, although the business judgment rule protects directors from personal liability to the corporation and its shareholders, unless such indemnity provisions and/or insurance are available, directors could find themselves faced with the extraordinary expense of defending themselves in litigation brought by a shareholder who questions a decision of a director based upon an objective after-the-fact examination of the facts and circumstances.

     The Colorado legislature has recognized that insurance and indemnity provisions are often a condition of an individual's willingness to serve as a director of a Colorado corporation. However, changes in the market for directors' liability insurance have resulted in the unavailability for directors of many corporations from obtaining any meaningful liability insurance coverage. Additionally, insurance carriers have, in many cases, increased premiums to such an extent that the cost of obtaining such insurance becomes extremely prohibitive. Moreover, current policies often exclude coverage for areas where service of qualified directors is most needed. The high cost and sometimes unavailability of meaningful directors' liability insurance is attributable to some degree to a number of factors which include, among other things, the granting of significant damage awards.

      We have solicited bids from insurance companies for directors' liability coverage, but we believe that acceptable coverage at this time is too costly, especially for our company considering our relatively small size. The proposed addition of Article XI to the Articles of Incorporation is designed to assure that our current and future directors are protected to at least a similar extent that they would be if insurance coverage were made available. Due to the fact that the Company will be acting as a self-insurer with respect to director liability coverage assuming the Restated and Amended Articles of Incorporation are adopted by the shareholders in the form attached hereto as Exhibit A, our assets and equity are at risk if there should ever be a large damage award for which our directors would be entitled to indemnification from us.

      Proposed Article XI would protect our directors against personal liability for breach of their certain fiduciary obligations to us, including their duty of care. Under Colorado law, absent the adoption of the proposed Article XI, our directors would continue to be liable for negligent violations of their fiduciary duties. If adopted by the shareholders, the proposed article would absolve the directors of liability for negligence in the performance of their duties, including gross negligence. One of the principal effects of the adoption of the proposed article would be that our shareholders would be giving up a cause of action against a director for breach of fiduciary duty, including but not limited to a breach resulting from making grossly negligent business decision. In effect, directors would not be required to prove that their decisions are protected by the business judgment rule. However, directors would remain liable for breaches of their duty of loyalty, for any act of omission not in good faith or which involves intentional misconduct or a knowing violation of law and for any transaction from which the directors derived an improper personal benefit or for the payment of a dividend in violation of the CBCA. Furthermore, the proposed article would not eliminate or limit liability of directors arising in connection with causes of action brought under the federal securities laws.

     While the proposed Article XI provides our directors with protection from damages for breaches of their duty of care, it does not eliminate the directors' duty of care. Accordingly, the proposed article would have no effect on the availability of equitable remedies such as an injunction or rescission based upon a director's breach of the duty of care. Finally, the proposed article would apply only to claims against a director arising out of his or her role as a director of our company and would not apply, if he or she is also an officer, to his or her role as an officer or in any other capacity other than that of one of our directors.

     There has never been any litigation involving our Board of Directors or its individual members in their capacities as our directors nor are such persons aware that any such litigation is threatened.

     We believe that without the limitation of liability proposed in
Article XI, our ability to recruit and obtain highly qualified independent directors would likely be impaired. This has become a significant concern for our company since recent federal legislation and proposed Nasdaq rules will, among other things, require that the majority of our Board of Directors be independent, and that certain members of the Board be sophisticated in accounting and financial matters. Considering the relatively small size of our company, and the location of our principal offices in a low populated community, our Board of Directors believe that we should take every step available, such as the adoption of Article XI, to assure that we will be able to attract the best possible directors in the future. The proposed Article XI protects the liability of our directors to the fullest extent allowed by Colorado law. However, each member of our Board of Directors has a personal interest in seeing the limited liability provisions contained in the proposed Article XI be adopted, and as explained previously, there is a potential detriment to our shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF PROPOSED ARTICLE XI TO OUR ARTICLES OF INCORPORATION.


                               PROPOSAL NUMBER 4

    APPROVAL TO AMEND OUR ARTICLES OF INCORPORATION TO ADOPT A NEW ARTICLE (ARTICLE XII) WHICH REQUIRES US TO INDEMNIFY OUR DIRECTORS TO THE FULLEST
                        EXTENT ALLOWED BY COLORADO LAW

  Our Board of Directors is recommending that the Articles of Incorporation be amended to add the following Article XII:

                                  ARTICLE XII
                         Indemnification of Directors

     "The Corporation shall indemnify and advance expenses to a director of the Corporation to the fullest extent permitted by Colorado law, as the same exists or may hereafter be amended."

     Sections 7-109-101 through 7-109-110 of the Colorado Business Corporation Act provide for both permissive and mandatory indemnification of directors depending on the circumstances.

     Unless limited by its articles of incorporation, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding in which person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding. Our Articles of Incorporation do not limit mandatory indemnification.

     The CBCA permits, but does not require, a Colorado corporation to indemnify its directors against liabilities, damages, costs and expenses for which they are liable if:

     (i)    the person acted in good faith, and

     (ii)   the person reasonably believed:

              in their official capacity as a director with the corporation, that his or her conduct was in the best interests of the corporation, and in all other cases, that his or her conduct was at least not opposed to the company's best interests; and

     (iii) in the case of any criminal proceeding, they had no reasonable cause to believe their conduct was unlawful.

          A corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, (ii) in connection with any other proceeding in which the director was adjudged liable on the basis that he or she derived an improper personal benefit. Indemnification is limited to reasonable expenses incurred in connection with the proceeding.

     The CBCA also permits advancement or reimbursement of expenses to directors prior to final disposition of the proceeding. In order to advance or reimburse expenses,

     (i) the director must furnish to the corporation a written affirmation of the director's good faith belief that he or she has met the standard for permissible indemnification,

     (ii) the director agrees in writing to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct, and

     (iii) a determination is made by the corporation based on the facts then known that indemnification would not be disallowed.

     A corporation may not indemnify or advance expenses to a director unless a determination has been made that indemnification or advancement of expenses is permissible under the CBCA. The CBCA provides that the determination is to be made by

     (i)    a majority vote of the directors not a party to the proceeding,

     (ii) if a quorum of disinterested directors cannot be obtained, then by a committee of two or more directors not a party to the proceeding, or

     (iii)  if determination cannot be made by in the manner noted in (i) or
            (ii), then the determination can be made by independent legal counsel or by the shareholders.

     Our Board of Directors is recommending an amendment to our Articles of Incorporation which would require that we indemnify and advance expenses when permissible under the CBCA. This addition to our Articles of Incorporation is intended, among other things, to encourage qualified individuals to serve as directors of our company.

      As noted above, indemnification and advancement of expenses is only allowed when a director conducted himself or herself in good faith, and then the person must have reasonably believed his or her conduct was in the corporation's best interests when the conduct is in their official capacity for the corporation, and in all other cases, at least not opposed to the corporation's best interests. In the case of a criminal proceeding, the director must have had no reasonable cause to believe his or her conduct was unlawful.

     In performing their duties, directors of a Colorado corporation are protected by the so-called business judgment rule which shields his or her liability if, after reasonable investigation, disinterested directors adopt a course of action which, in good faith, they reasonably believe will benefit the corporation. The business judgment rule was and is designed to protect directors of a corporation from personal liability to the corporation or its shareholders if their business decisions are subsequently challenged. However, as a practical matter, due to the expense of defending lawsuits and the frequency in which unwarranted litigation is brought against directors of corporations, and due to the inevitable uncertainties with respect to the application of the business judgment rule to a particular set of facts and circumstances, directors of a corporation must either rely upon indemnity from or insurance procured by the corporation to defend such lawsuits.

      We have solicited bids from insurance companies for directors' liability coverage, but we believe at this time acceptable coverage is too costly, especially for our company considering our relatively small size. The proposed addition of Article XII to the Articles of Incorporation is designed to assure that our current and future directors are protected to at least a similar extent that they would be if insurance coverage were made available. Due to the fact that the Company will be acting as a self-insurer with respect to director liability coverage assuming the Restated and Amended Articles of Incorporation are adopted by the shareholders in the form attached hereto as Exhibit A, our assets and equity are at risk if there should ever be a large damage award for which our directors would be entitled to indemnification from us.

     Our Board of Directors believes it is only fair to advance expenses to a director or indemnify a director who is made a party to a proceeding due to their status as a director of our company as long as he or she has met the legal thresholds for receiving such a benefit.

     We believe that without the indemnification benefits proposed in
Article XII, our ability to recruit and obtain highly qualified independent directors would likely be impaired. This has become a significant concern for our company since recent federal legislation and proposed Nasdaq rules, among other things, will require that the majority of our Board of Directors be independent, and that certain members of the Board be sophisticated in accounting and financial matters. Considering the relatively small size of our company, and the location of our principal offices in a low populated community, our Board of Directors believe that we should take every step available, such as the adoption of Article XII, to assure that we will be able to attract the best possible directors in the future. The proposed Article XII helps protect our directors from personal financial ruin to the fullest extent allowed by Colorado law when they have acted in good faith and at least not opposed to our best interests. However, each member of our Board of Directors has a personal interest in seeing the limited liability provisions contained in the proposed Article XII be adopted, and as company funds will be expended if advancement of expenses or indemnification is approved, there is a potential detriment to our shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF PROPOSED ARTICLE XII TO OUR ARTICLES OF INCORPORATION.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Our independent public accounting firm is Richey, May & Co., P. C., ("Richey"), of Englewood, Colorado. Richey audited our accounts for the 2001 and 2002 fiscal years. Richey is expected to be our independent auditor for 2003. A representative of Richey may be present at the meeting and, if present, will respond to approximate questions.

Audit Fees

  The aggregate fees billed or estimated to be billed for professional services rendered by our independent auditors for the audit of our annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were approximately $25,000.

Financial Information Systems Design and Implementation Fees

  Our independent auditors did not perform any financial information systems design or implementation work for us during the fiscal year ended December 31, 2002.

All Other Fees

  We paid our independent auditors $4,000 in fees for income tax compliance and related tax services.


                            AUDIT COMMITTEE REPORT

  The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures. The Audit Committee's Charter, which was adopted in 2000, was enclosed with our 2001 proxy statement. Our management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not financial experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the our auditors are in fact "independent".

  The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors' independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the fees and costs billed and expected to be billed by the independent auditors for our audit services. The Audit Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

  The Audit Committee has discussed with the independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

  In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of Richey, May & Co., P.C. as our independent auditors for 2003.

                                       The Audit Committee

                                       Duane Ashley
                                       H. Dennis Hoffelt
                                       Paul A. Krile


                            SHAREHOLDER PROPOSALS

  Shareholders may present proposals for inclusion in the 2004 Proxy Statement and form of proxy relating to that meeting provided they are received by our Secretary no later than January 31, 2004, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

  If a Shareholder who wishes to present a proposal at our 2004 Annual Meeting that will not be included in our proxy statement for such Annual Meeting fails to notify us of his or her desire to do so by March 31, 2004, then the proxies that the Board of Directors solicits for the 2004 Annual Meeting will include discretionary authority to vote on the Shareholder's proposal, if such proposal is properly brought before the meeting.


                                OTHER BUSINESS

  We know of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


                        ANNUAL REPORT TO SHAREHOLDERS

  A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2002, accompanies this Notice of Annual Meeting of
Shareholders and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                    AVAILABILITY OF REPORT ON FORM 10-KSB

  We will provide at no charge a copy of our Annual Report on Form 10-KSB for the Year Ended December 31, 2002, as filed with the Securities and Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting. Please address your request to the attention of the Secretary, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

                                       By order of The Board of Directors

                                       GEORESOURCES, INC.

                                       /s/ Cathy Kruse

                                       CATHY KRUSE
                                       Corporate Secretary



Williston, North Dakota
Dated:  May 1, 2003



                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

GEORESOURCES, INC.                                            June 10, 2003

  The undersigned shareholder of GeoResources, Inc., acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Shareholders to be held on Tuesday, June 10, 2003, at 2:00 p.m. local time in the El Rancho Motor Hotel, 1623 2nd Ave. W., Williston, North Dakota and hereby appoints
H. Dennis Hoffelt and J.P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1.  Election of Directors:
    [ ] FOR all nominees listed below (except as listed to the contrary below), with discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee's name.

         H. Dennis Hoffelt     Jeffrey P. Vickers     Duane Ashley

                        Paul A. Krile     Cathy Kruse

    INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name in the line spaces provided.

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

    ------------   ------------   ------------   ------------   ------------

2.  Proposal to amend our Articles of Incorporation to delete an article which requires our stock ledger to be held by a specified person in Denver, Colorado;
    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. Proposal to amend our Articles of Incorporation to adopt a new article which limits the liability of our directors under certain circumstances;
    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4.  Proposal to amend our Articles of Incorporation to adopt a new article to require indemnification of our directors to the fullest extent allowed by law;
    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

5. Transaction of such other matters as may properly come before the Meeting and any adjournments thereof.

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY. IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER.



                          PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY.

                          Date:_______________2003  No. of Shares:____________

                          Sign Here:__________________________________________

                                     Signature(s) of Shareholder(s)
                          Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and fiduciaries should so indicate when signing.



                RESTATED AND AMENDED ARTICLES OF INCORPORATION
                                     OF
                              GEORESOURCES, INC.

     GeoResources, Inc., a Colorado corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Colorado Business Corporation Act, hereby certifies to the Secretary of State of Colorado that:

     FIRST:   The Corporation desires to restate and amend its Articles of
Incorporation as currently in effect as hereinafter provided.

     SECOND: The provisions set forth in these Restated and Amended Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto. These Restated and Amended Articles of Incorporation correctly set forth the provisions of the Articles of Incorporation, as amended, of the Corporation.

     THIRD:   The Articles of Incorporation of the Corporation are hereby amended and restated by striking in their entirety all previous articles, and by substituting in lieu thereof the following:

                                   ARTICLE I
                                     Name

     The corporate name of the Corporation shall be:  GeoResources, Inc.

                                  ARTICLE II
                                   Purpose

     The object for which the Corporation is formed and incorporated is for the purpose of exploring, developing, and marketing natural resources, and to do everything necessary and incidental to carrying such object.

                                  ARTICLE III
                                   Duration

     The Corporation shall have perpetual existence.

                                  ARTICLE IV
                                    Shares

     The authorized capital stock of GeoResources, Inc. is Ten Million (10,000,000) shares of common stock with a par value of one cent ($.01) per share. All of the shares when issued are fully paid and nonassessable. Each share when issued is entitled to one vote for all purposes at all shareholders meetings and each share is equal to each other with respect to liquidation and dividend rights.


                                   ARTICLE V
                                   Directors

     The affairs and management of the Corporation are to be under the control of a board of directors consisting of not less than three (3) members nor more than ten (10) members. Directors may be removed at any time by a majority vote of the outstanding voting stock, and at that time other directors may be elected.

                                  ARTICLE VI
                               Principal Office

     The principal office of the Corporation is located at 1407 West Dakota Parkway, Suite 1, Williston, North Dakota 58801.

                                  ARTICLE VII
                                    Powers

     The Corporation shall have the power to conduct business in the State of Colorado, any other state of the United States and in foreign countries and shall have the power to have one or more offices out of the State of Colorado. It shall also have power to hold, purchase, mortgage, lease, claim, convey, and to otherwise acquire and dispose of real and personal property out of the State of Colorado.

                                 ARTICLE VIII
                                    Bylaws

     The directors of the Corporation shall have the power to make such bylaws as they deem proper for the management of the affairs of the Corporation.

                                  ARTICLE IX
                               Cumulative Voting

     Cumulative voting shall be allowed.

                                   ARTICLE X
                               Preemptive Rights

     No holder of any stock or other security of the Corporation shall have any preemptive right to subscribe for or purchase his proportionate share of any stock or other security of the Corporation now or hereafter authorized or issued or of treasury shares sold or otherwise disposed of by the Corporation.

                                  ARTICLE XI
               Elimination of Personal Liability of a Director

     To the fullest extent permitted by Colorado law, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

                                  ARTICLE XII
                         Indemnification of Directors

     The Corporation shall indemnify and advance expenses to a director of the Corporation to the fullest extent permitted by Colorado law, as the same exists or may hereafter be amended.

     FOURTH: By unanimous written action of the Board of Directors of the Corporation, the Board of Directors duly advised the foregoing Restated and Amended Articles of Incorporation, and by vote of the stockholders of the Corporation at a duly called meeting, the stockholders duly approved said Restated and Amended Articles of Incorporation in compliance with the CBCA.

     FIFTH:   The number of votes cast for the amendments contained in
these Restated and Amended Articles of Incorporation by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group.

The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing and to which the Secretary of State may deliver notice if filing of this document is refused, are: David A. Thayer, Esq., Jones & Keller, P.C., 1625 Broadway, Suite 1600, Denver, CO 80202, (303) 573-1600.